Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Patrick E. Allen

Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael L. Bennett

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Michael L. Bennett

Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Deborah B. Dunie

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Deborah B. Dunie

Deborah B. Dunie

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Darryl B. Hazel

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Darryl B. Hazel

Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Singleton B. McAllister

Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas F. O’Toole

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Thomas F. O’Toole

Thomas F. O’Toole

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Dean C. Oestreich

Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Carol P. Sanders

Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint Patricia L. Kampling, James H. Gallegos, Thomas L. Hanson, Robert J. Durian, Benjamin M. Bilitz, Neil M. Krebsbach and Amy L. Cralam, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company’s common stock and accompanying common stock purchase rights pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the “Plan”), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the “1933 Act”), relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of November 2016.

/s/ Susan D. Whiting

Susan D. Whiting